FOR IMMEDIATE RELEASE

Group 1 Automotive Announces First Quarter 2018 Financial Results
Strong U.S. Performance in March and Benefits from New Tax Law Drive Record Earnings
HOUSTON, April 26, 2018 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2018 first quarter net income of $35.8 million, and diluted earnings per common share of $1.70. There were no non-GAAP adjustments for the first quarter of 2018.

In comparison, Group 1 generated $33.9 million of net income, $32.8 million of adjusted net income (a non-GAAP measure), $1.58 of diluted earnings per common share and $1.53 of adjusted diluted earnings per common share (a non-GAAP measure) for the first quarter of 2017. First quarter 2017 adjusted net income and diluted earnings per share exclude a non-core benefit of approximately $1.1 million after-tax, or $0.05 per share, related to a settlement with an Original Equipment Manufacturer (OEM). Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“An acceleration of our U.S. business in March allowed us to deliver record first quarter revenue of $2.9 billion, which coupled with the benefits from the new U.S. tax law, drove record first quarter earnings per share of $1.70,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “We also received a major contribution from our U.K. operations despite an extremely weak new vehicle sales market, which declined 12.4 percent in the first quarter. We generated a 26 percent increase in overall gross profit for the quarter in the U.K. on a constant currency basis, driven by an impressive 5 percent increase in same store used vehicle unit sales and the efficient integration of two recent dealer group acquisitions. Additionally, we are pleased to report continued recovery in the Brazilian market, where Same Store total revenue increased 20 percent on a constant currency basis.”
Consolidated Results for First Quarter 2018 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue grew 13.5 percent (10.8 percent) to $2.9 billion.

▪	Total gross profit grew 9.4 percent (7.5 percent), to $419.8 million.

▪	New vehicle revenues increased 13.2 percent (10.4 percent) on 7.6 percent higher unit sales. New vehicle gross profit improved 9.0 percent (6.1 percent), to $75.4 million.

▪
Retail used vehicle revenues increased 18.1 percent (15.0 percent) on 14.7 percent higher unit sales. Retail used vehicle gross profit decreased 3.4 percent (decreased 5.3 percent), to $43.5 million, with the decline more than offset by stronger wholesale used vehicle gross profit, which increased $1.6 million. Total used vehicle gross profit was up slightly, to $45.2 million.

▪
Parts and service gross profit increased 8.4 percent (6.6 percent) on revenue growth of 9.3 percent (7.6 percent). Same Store parts and service gross profit increased 3.3 percent (1.9 percent) on revenue growth of 4.6 percent (3.3 percent).

▪
Finance and Insurance (F&I) gross profit per retail unit (PRU) increased 4.7 percent (3.3 percent), to $1,451 and total F&I gross profit increased $15.5 million, or 16.0 percent (14.4 percent), reflecting strong new and used retail unit growth, as well as the improvement in PRU.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 170 basis points, to 77.3 percent. Compared with adjusted 2017 SG&A expense levels, SG&A as a percent of gross profit increased 130 basis points, to 77.3 percent. As disclosed in the Company’s press release on March 19, 2018, included within the 2018 first quarter results are $3 million of costs associated with a one-time bonus to qualified U.S. employees and approximately $3 million of costs associated with the Company’s new strategic initiatives.

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▪
Provision for income taxes declined 40.0 percent to $10.4 million, or 22.4 percent of income before income taxes, primarily reflecting the impact of the U.S. Tax Reform Bill that reduced the U.S. corporate income tax rate.

Segment Results for First Quarter 2018 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 73.0 percent of total revenues and 80.0 percent of total gross profit. Total U.S. revenues were $2.1 billion, an increase of 6.1 percent, driven by increases in new vehicle revenue (up 7.0 percent), used retail (up 8.0 percent), parts and service (up 4.9 percent), and a 12.1 percent increase in F&I revenue. F&I gross profit PRU grew $81, or 4.9 percent per unit, to an all-time record of $1,718; and total gross profit grew 4.7 percent, to $335.7 million.
New vehicle retail gross profit PRU decreased $9, to $1,853. Used vehicle retail gross profit PRU declined $296, to $1,226. This decline was significantly more pronounced in our luxury brands, and primarily in our certified pre-owned (CPO) business as we work with our OEM partners to absorb an increased supply of off-lease and loaner vehicles. Additionally, a portion of the decline relates to the continuing shift in consumer demand from cars to trucks.
SG&A expenses as a percent of gross profit increased 170 basis points to 75.4 percent and operating margin decreased 40 basis points to 3.3 percent. These costs include $3 million for the one-time bonus paid to our U.S. non-managerial staff, as well as approximately $3 million associated with our new initiatives in used and parts and service.
“As we announced in March, we have launched several important strategic initiatives in our U.S. market that are designed to expand our used car sales and further strengthen our parts and service operations. Although it is still very early, we are encouraged by the initial results,” said Daryl Kenningham, Group 1’s president of U.S. operations. “Same Store used retail unit sales increased 7.7 percent in the U.S. during the quarter, the highest growth we have seen in ten quarters. In addition, we have installed our new work schedule in 65 of our U.S. dealerships as of March 31, 2018, and we are already seeing an improvement in retention and hiring, with a 17 percent increase in our service advisor headcount from the same period last year. Although these actions have added some costs in the near-term, we remain confident these investments will allow us to accelerate growth later this year and going forward.”

▪	United Kingdom:
The Company’s U.K. operations accounted for 23.1 percent of total revenues and 17.0 percent of total gross profit. Total U.K. revenues increased 46.7 percent (30.3 percent), to $660.5 million, driven by double-digit revenue growth across each business segment, despite the industry decreasing by over 12 percent. Total gross profit increased 42.1 percent (26.2 percent), to $71.5 million.
SG&A expenses as a percent of gross profit increased 60 basis points to 83.4 percent and operating margin decreased 30 basis points to 1.3 percent.

▪	Brazil:
The Company’s Brazilian operations were approximately breakeven during the first quarter (traditionally the weakest quarter of the year) and accounted for 3.9 percent of total revenues and 3.0 percent of total gross profit. The Company’s Same Store new vehicle revenue grew 23.5 percent on a constant currency basis, with units up 23.3 percent, which significantly outpaced the industry’s unit sales increase of 14.7 percent. On a Same Store basis, total revenues grew 19.9 percent, driven by revenue growth of the aforementioned 23.5 percent in new vehicles, 16.6 percent in total used vehicles, 10.4 percent in parts & service, and 8.5 percent in F&I.
SG&A expenses as a percent of gross profit improved 60 basis points to 93.5 percent.

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Share Repurchase Authorization
For the first quarter of 2018, the Company repurchased 135,605 shares at an average price per common share of $67.83 for a total of $9.2 million. As of April 26, 2018, $40.4 million remains available under the Company’s common stock share repurchase authorization.
Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Corporate Development
As previously announced in 2018, the Company:

▪
Acquired Toyota Alpha Trevo Automoveis Ltda in western São Paulo of Brazil in April 2018, which will operate as T-Drive Toyota Alphaville, and is expected to generate approximately $45 million in annualized revenues;

▪
Acquired five Mercedes-Benz franchises and three Smart franchises northeast of London in the U.K. at the end of February 2018, which are expected to generate approximately $260 million in annualized revenues;

▪	Acquired Audi El Paso and Subaru El Paso in January 2018 in West Texas, which are expected to generate approximately $65 million in annualized revenues; and

▪	Opened a Land Rover franchise in January 2018 in Watford, a North London suburb in the U.K., which is expected to generate approximately $35 million in annualized revenues.

Year-to-date 2018, the Company has acquired a total of 12 franchises, which are expected to generate an estimated $405 million in annual revenues.
First Quarter 2018 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the first quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    6796253
A telephonic replay will be available following the call through May 3, 2018 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10118929

About Group 1 Automotive, Inc.
Group 1 owns and operates 181 automotive dealerships, 239 franchises, and 48 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

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FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.

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Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

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Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,513,590	$1,337,213	13.2
Used vehicle retail sales	780,570	660,927	18.1
Used vehicle wholesale sales	104,029	104,157	(0.1)
Parts and service	349,515	319,698	9.3
Finance, insurance and other, net	112,322	96,834	16.0
Total revenues	2,860,026	2,518,829	13.5
COST OF SALES:
New vehicle retail sales	1,438,163	1,267,986	13.4
Used vehicle retail sales	737,075	615,922	19.7
Used vehicle wholesale sales	102,374	104,057	(1.6)
Parts and service	162,651	147,342	10.4
Total cost of sales	2,440,263	2,135,307	14.3
GROSS PROFIT	419,763	383,522	9.4
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	324,347	289,779	11.9
DEPRECIATION AND AMORTIZATION EXPENSE	16,342	13,606	20.1
OPERATING INCOME	79,074	80,137	(1.3)
OTHER EXPENSE:
Floorplan interest expense	(14,087)	(11,942)	18.0
Other interest expense, net	(18,820)	(16,999)	10.7
INCOME BEFORE INCOME TAXES	46,167	51,196	(9.8)
PROVISION FOR INCOME TAXES	(10,353)	(17,257)	(40.0)
NET INCOME	$35,814	$33,939	5.5
Less: Earnings allocated to participating securities	$1,208	$1,250	(3.4)
Earnings available to diluted common shares	$34,606	$32,689	5.9
DILUTED EARNINGS PER SHARE	$1.70	$1.58	7.6
Weighted average dilutive common shares outstanding	20,307	20,698	(1.9)
Weighted average participating securities	715	818	(12.6)
Total weighted average shares outstanding	21,022	21,516	(2.3)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	March 31, 2018	December 31, 2017	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$33,090	$28,787	14.9
Contracts in transit and vehicle receivables, net	297,885	306,433	(2.8)
Accounts and notes receivable, net	200,159	188,611	6.1
Inventories, net	1,804,176	1,763,293	2.3
Prepaid expenses and other current assets	77,888	42,062	85.2
Total current assets	2,413,198	2,329,186	3.6
PROPERTY AND EQUIPMENT, net	1,357,870	1,318,959	3.0
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,255,736	1,198,666	4.8
OTHER ASSETS	31,674	24,254	30.6
Total assets	$5,058,478	$4,871,065	3.8

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,199,741	$1,240,695	(3.3)
Offset account related to floorplan notes payable - credit facility	(74,359)	(86,547)	(14.1)
Floorplan notes payable - manufacturer affiliates	420,315	397,183	5.8
Offset account related to floorplan notes payable - manufacturer affiliates	(24,000)	(22,500)	6.7
Current maturities of long-term debt and short-term financing	58,195	77,609	(25.0)
Current liabilities from interest rate risk management activities	1,177	1,996	(41.0)
Accounts payable	491,841	412,981	19.1
Accrued expenses	194,248	177,070	9.7
Total current liabilities	2,267,158	2,198,487	3.1
5.00% SENIOR NOTES (principal of $550,000 at March 31, 2018 and December 31, 2017, respectively)	542,474	542,063	0.1
5.25% SENIOR NOTES (principal of $300,000 at March 31, 2018 and December 31, 2017, respectively)	296,295	296,151	—
ACQUISITION LINE	28,035	26,988	3.9
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	447,540	405,950	10.2
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	62,426	47,032	32.7
DEFERRED INCOME TAXES	134,800	124,404	8.4
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	3,512	8,583	(59.1)
OTHER LIABILITIES	98,159	97,125	1.1
STOCKHOLDERS' EQUITY:
Common stock	255	255	—
Additional paid-in capital	286,244	291,461	(1.8)
Retained earnings	1,288,052	1,246,323	3.3
Accumulated other comprehensive loss	(105,950)	(123,226)	(14.0)
Treasury stock	(290,522)	(290,531)	—
Total stockholders' equity	1,178,079	1,124,282	4.8
Total liabilities and stockholders' equity	$5,058,478	$4,871,065	3.8

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended
		March 31,
		2018 (%)	2017 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	34.9	34.8
	California	6.5	7.9
	Oklahoma	6.0	6.4
	Massachusetts	4.8	4.2
	Georgia	4.3	4.5
	Florida	2.5	2.5
	Louisiana	1.8	2.1
	New Hampshire	1.8	1.8
	New Jersey	1.6	1.6
	South Carolina	1.5	1.3
	Kansas	1.4	1.6
	Mississippi	1.2	1.5
	Alabama	0.7	1.2
	Maryland	0.5	0.4
	New Mexico	0.1	—
		69.6	71.8

International	United Kingdom	25.4	23.6
	Brazil	5.0	4.6
		100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		24.1	23.2
Volkswagen/Audi/Porsche		13.6	12.5
BMW/MINI		12.7	14.3
Ford/Lincoln		11.3	12.8
Honda/Acura		9.5	9.1
Nissan		6.7	8.2
Chevrolet/GMC/Buick/Cadillac		5.8	6.7
Mercedes-Benz/smart/Sprinter		4.7	3.9
Chrysler/Dodge/Jeep/RAM		4.1	3.7
Hyundai/Kia		3.9	3.4
Other		3.6	2.2
		100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,089,953	$1,018,249	7.0
Used vehicle retail sales	563,830	521,947	8.0
Used vehicle wholesale sales	54,002	70,545	(23.5)
Total used	617,832	592,492	4.3
Parts and service	284,514	271,159	4.9
Finance, insurance and other, net	96,187	85,819	12.1
Total	$2,088,486	$1,967,719	6.1
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	5.9	7.3
Used vehicle wholesale sales	2.7	(0.5)
Total used	5.7	6.3
Parts and service	53.2	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	16.3
GROSS PROFIT:
New vehicle retail sales	$53,135	$51,209	3.8
Used vehicle retail sales	33,485	37,932	(11.7)
Used vehicle wholesale sales	1,434	(362)	496.1
Total used	34,919	37,570	(7.1)
Parts and service	151,444	145,998	3.7
Finance, insurance and other, net	96,187	85,819	12.1
Total	$335,685	$320,596	4.7
UNITS SOLD:
Retail new vehicles sold	28,673	27,498	4.3
Retail used vehicles sold	27,310	24,929	9.6
Wholesale used vehicles sold	9,383	9,981	(6.0)
Total used	36,693	34,910	5.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$38,013	$37,030	2.7
Used vehicle retail	$20,646	$20,937	(1.4)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,853	$1,862	(0.5)
Used vehicle retail sales	1,226	1,522	(19.4)
Used vehicle wholesale sales	153	(36)	525.0
Total used	952	1,076	(11.5)
Finance, insurance and other, net (per retail unit)	$1,718	$1,637	4.9
OTHER:
SG&A expenses	$252,941	$236,273	7.1
Adjusted SG&A expenses (1)	$252,941	$238,106	6.2
SG&A as % revenues	12.1	12.0
Adjusted SG&A as % revenues (1)	12.1	12.1
SG&A as % gross profit	75.4	73.7
Adjusted SG&A as % gross profit (1)	75.4	74.3
Operating margin %	3.3	3.7
Adjusted operating margin % (1)	3.3	3.6
Pretax margin %	1.9	2.3
Adjusted pretax margin % (1)	1.9	2.2
INTEREST EXPENSE:
Floorplan interest expense	$(12,337)	$(10,878)	13.4
Floorplan assistance	10,750	10,284	4.5
Net floorplan expense	$(1,587)	$(594)	167.2
Other interest expense, net	$(17,016)	$(16,272)	4.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$354,404	$258,640	37.0	21.6
Used vehicle retail sales	192,549	115,369	66.9	48.5
Used vehicle wholesale sales	46,185	30,509	51.4	34.7
Total used	238,734	145,878	63.7	45.7
Parts and service	53,141	36,781	44.5	28.6
Finance, insurance and other, net	14,263	9,028	58.0	40.3
Total	$660,542	$450,327	46.7	30.3
GROSS MARGIN %:
New vehicle retail sales	5.2	5.6
Used vehicle retail sales	4.4	4.7
Used vehicle wholesale sales	0.2	0.7
Total used	3.6	3.9
Parts and service	56.5	57.7
Finance, insurance and other, net	100.0	100.0
Total	10.8	11.2
GROSS PROFIT:
New vehicle retail sales	$18,511	$14,401	28.5	13.9
Used vehicle retail sales	8,560	5,429	57.7	40.3
Used vehicle wholesale sales	70	211	(66.8)	(72.7)
Total used	8,630	5,640	53.0	36.1
Parts and service	30,047	21,225	41.6	26.0
Finance, insurance and other, net	14,263	9,028	58.0	40.3
Total	$71,451	$50,294	42.1	26.2
UNITS SOLD:
Retail new vehicles sold	10,450	9,018	15.9
Retail used vehicles sold	7,835	5,611	39.6
Wholesale used vehicles sold	5,587	4,169	34.0
Total used	13,422	9,780	37.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,914	$28,680	18.2	4.9
Used vehicle retail	$24,575	$20,561	19.5	6.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,771	$1,597	10.9	(1.7)
Used vehicle retail sales	1,093	968	12.9	0.5
Used vehicle wholesale sales	13	51	(74.5)	(79.6)
Total used	643	577	11.4	(0.8)
Finance, insurance and other, net (per retail unit)	$780	$617	26.4	12.3
OTHER:
SG&A expenses	$59,596	$41,624	43.2	27.4
SG&A as % revenues	9.0	9.2
SG&A as % gross profit	83.4	82.8
Operating margin %	1.3	1.6
Pretax margin %	0.9	1.2
INTEREST EXPENSE:
Floorplan interest expense	$(1,514)	$(1,034)	46.4	30.4
Floorplan assistance	285	229	24.5	10.6
Net floorplan expense	$(1,229)	$(805)	52.7	36.0
Other interest expense, net	$(1,532)	$(581)	163.7	135.6
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$69,233	$60,324	14.8	18.8
Used vehicle retail sales	24,191	23,611	2.5	5.9
Used vehicle wholesale sales	3,842	3,103	23.8	28.4
Total used	28,033	26,714	4.9	8.5
Parts and service	11,860	11,758	0.9	4.1
Finance, insurance and other, net	1,872	1,987	(5.8)	(2.4)
Total	$110,998	$100,783	10.1	13.9
GROSS MARGIN %:
New vehicle retail sales	5.5	6.0
Used vehicle retail sales	6.0	7.0
Used vehicle wholesale sales	3.9	8.1
Total used	5.7	7.1
Parts and service	45.3	43.7
Finance, insurance and other, net	100.0	100.0
Total	11.4	12.5
GROSS PROFIT:
New vehicle retail sales	$3,781	$3,617	4.5	8.2
Used vehicle retail sales	1,450	1,644	(11.8)	(8.9)
Used vehicle wholesale sales	151	251	(39.8)	(37.4)
Total used	1,601	1,895	(15.5)	(12.7)
Parts and service	5,373	5,133	4.7	8.1
Finance, insurance and other, net	1,872	1,987	(5.8)	(2.4)
Total	$12,627	$12,632	—	3.4
UNITS SOLD:
Retail new vehicles sold	2,067	1,774	16.5
Retail used vehicles sold	1,071	1,026	4.4
Wholesale used vehicles sold	357	379	(5.8)
Total used	1,428	1,405	1.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,494	$34,005	(1.5)	2.0
Used vehicle retail	$22,587	$23,013	(1.8)	1.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,829	$2,039	(10.3)	(7.1)
Used vehicle retail sales	1,354	1,602	(15.5)	(12.7)
Used vehicle wholesale sales	423	662	(36.1)	(33.5)
Total used	1,121	1,349	(16.9)	(14.1)
Finance, insurance and other, net (per retail unit)	$597	$710	(15.9)	(12.9)
OTHER:
SG&A expenses	$11,810	$11,882	(0.6)	2.6
SG&A as % revenues	10.6	11.8
SG&A as % gross profit	93.5	94.1
Operating margin %	0.4	0.4
Pretax margin %	(0.1)	0.2
INTEREST EXPENSE:
Floorplan interest expense	$(236)	$(30)	686.7	722.5
Floorplan assistance	—	—	—	—
Net floorplan expense	$(236)	$(30)	686.7	722.5
Other interest expense, net	$(272)	$(146)	86.3	91.0
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,513,590	$1,337,213	13.2	10.4
Used vehicle retail sales	780,570	660,927	18.1	15.0
Used vehicle wholesale sales	104,029	104,157	(0.1)	(4.9)
Total used	884,599	765,084	15.6	12.3
Parts and service	349,515	319,698	9.3	7.6
Finance, insurance and other, net	112,322	96,834	16.0	14.4
Total	$2,860,026	$2,518,829	13.5	10.8
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	5.6	6.8
Used vehicle wholesale sales	1.6	0.1
Total used	5.1	5.9
Parts and service	53.5	53.9
Finance, insurance and other, net	100.0	100.0
Total	14.7	15.2
GROSS PROFIT:
New vehicle retail sales	$75,427	$69,227	9.0	6.1
Used vehicle retail sales	43,495	45,005	(3.4)	(5.3)
Used vehicle wholesale sales	1,655	100	1,555.0	1,549.1
Total used	45,150	45,105	0.1	(1.9)
Parts and service	186,864	172,356	8.4	6.6
Finance, insurance and other, net	112,322	96,834	16.0	14.4
Total	$419,763	$383,522	9.4	7.5
UNITS SOLD:
Retail new vehicles sold	41,190	38,290	7.6
Retail used vehicles sold	36,216	31,566	14.7
Wholesale used vehicles sold	15,327	14,529	5.5
Total used	51,543	46,095	11.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,747	$34,923	5.2	2.6
Used vehicle retail	$21,553	$20,938	2.9	0.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,831	$1,808	1.3	(1.4)
Used vehicle retail sales	1,201	1,426	(15.8)	(17.5)
Used vehicle wholesale sales	108	7	1,442.9	1,463.3
Total used	876	979	(10.5)	(12.3)
Finance, insurance and other, net (per retail unit)	$1,451	$1,386	4.7	3.3
OTHER:
SG&A expenses	$324,347	$289,779	11.9	9.8
Adjusted SG&A expenses (1)	$324,347	$291,612	11.2	9.1
SG&A as % revenues	11.3	11.5
Adjusted SG&A as % revenues (1)	11.3	11.6
SG&A as % gross profit	77.3	75.6
Adjusted SG&A as % gross profit (1)	77.3	76.0
Operating margin %	2.8	3.2
Adjusted operating margin % (1)	2.8	3.1
Pretax margin %	1.6	2.0
Adjusted pretax margin % (1)	1.6	2.0
INTEREST EXPENSE:
Floorplan interest expense	$(14,087)	$(11,942)	18.0	16.7
Floorplan assistance	11,035	10,513	5.0	4.7
Net floorplan expense	$(3,052)	$(1,429)	113.6	104.9
Other interest expense, net	$(18,820)	$(16,999)	10.7	9.8
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,068,221	$1,018,249	4.9
Used vehicle retail sales	553,733	521,945	6.1
Used vehicle wholesale sales	52,779	70,544	(25.2)
Total used	606,512	592,489	2.4
Parts and service	280,403	271,159	3.4
Finance, insurance and other, net	94,151	85,391	10.3
Total	$2,049,287	$1,967,288	4.2
GROSS MARGIN %:
New vehicle retail sales	4.9	5.0
Used vehicle retail sales	6.0	7.3
Used vehicle wholesale sales	2.7	(0.5)
Total used	5.7	6.3
Parts and service	53.1	53.8
Finance, insurance and other, net	100.0	100.0
Total	16.1	16.3
GROSS PROFIT:
New vehicle retail sales	$52,071	$51,207	1.7
Used vehicle retail sales	33,028	37,931	(12.9)
Used vehicle wholesale sales	1,425	(345)	513.0
Total used	34,453	37,586	(8.3)
Parts and service	148,910	145,998	2.0
Finance, insurance and other, net	94,151	85,391	10.3
Total	$329,585	$320,182	2.9
UNITS SOLD:
Retail new vehicles sold	28,150	27,498	2.4
Retail used vehicles sold	26,858	24,929	7.7
Wholesale used vehicles sold	9,223	9,981	(7.6)
Total used	36,081	34,910	3.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$37,947	$37,030	2.5
Used vehicle retail	$20,617	$20,937	(1.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,850	$1,862	(0.6)
Used vehicle retail sales	1,230	1,522	(19.2)
Used vehicle wholesale sales	155	(35)	542.9
Total used	955	1,077	(11.3)
Finance, insurance and other, net (per retail unit)	$1,712	$1,629	5.1
OTHER:
SG&A expenses	$247,611	$236,051	4.9
Adjusted SG&A expenses (2)	$247,611	$237,884	4.1
SG&A as % revenues	12.1	12.0
Adjusted SG&A as % revenues (2)	12.1	12.1
SG&A as % gross profit	75.1	73.7
Adjusted SG&A as % gross profit (2)	75.1	74.3
Operating margin %	3.4	3.7
Adjusted operating margin % (2)	3.4	3.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$270,060	$256,703	5.2	(6.6)
Used vehicle retail sales	146,240	114,806	27.4	13.4
Used vehicle wholesale sales	36,073	30,415	18.6	5.6
Total used	182,313	145,221	25.5	11.7
Parts and service	41,225	36,446	13.1	0.7
Finance, insurance and other, net	10,635	8,973	18.5	5.3
Total	$504,233	$447,343	12.7	0.2
GROSS MARGIN %:
New vehicle retail sales	5.4	5.6
Used vehicle retail sales	4.6	4.7
Used vehicle wholesale sales	(0.1)	0.7
Total used	3.6	3.9
Parts and service	57.0	57.8
Finance, insurance and other, net	100.0	100.0
Total	11.0	11.2
GROSS PROFIT:
New vehicle retail sales	$14,584	$14,296	2.0	(9.6)
Used vehicle retail sales	6,671	5,383	23.9	10.3
Used vehicle wholesale sales	(50)	212	(123.6)	(123.5)
Total used	6,621	5,595	18.3	5.2
Parts and service	23,505	21,073	11.5	(0.7)
Finance, insurance and other, net	10,635	8,973	18.5	5.3
Total	$55,345	$49,937	10.8	(1.5)
UNITS SOLD:
Retail new vehicles sold	8,012	8,904	(10.0)
Retail used vehicles sold	5,864	5,578	5.1
Wholesale used vehicles sold	4,333	4,142	4.6
Total used	10,197	9,720	4.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,707	$28,830	16.9	3.8
Used vehicle retail	$24,939	$20,582	21.2	7.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,820	$1,606	13.3	0.5
Used vehicle retail sales	1,138	965	17.9	4.9
Used vehicle wholesale sales	(12)	51	(123.5)	(122.4)
Total used	649	576	12.7	0.3
Finance, insurance and other, net (per retail unit)	$766	$620	23.5	9.9
OTHER:
SG&A expenses	$46,816	$40,929	14.4	1.8
SG&A as % revenues	9.3	9.1
SG&A as % gross profit	84.6	82.0
Operating margin %	1.2	1.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$69,233	$58,086	19.2	23.5
Used vehicle retail sales	24,191	21,801	11.0	14.9
Used vehicle wholesale sales	3,842	3,087	24.5	29.0
Total used	28,033	24,888	12.6	16.6
Parts and service	11,860	11,098	6.9	10.4
Finance, insurance and other, net	1,872	1,790	4.6	8.5
Total	$110,998	$95,862	15.8	19.9
GROSS MARGIN %:
New vehicle retail sales	5.5	6.1
Used vehicle retail sales	6.0	7.3
Used vehicle wholesale sales	3.9	8.2
Total used	5.7	7.4
Parts and service	45.3	45.4
Finance, insurance and other, net	100.0	100.0
Total	11.4	12.7
GROSS PROFIT:
New vehicle retail sales	$3,781	$3,520	7.4	11.3
Used vehicle retail sales	1,452	1,591	(8.7)	(5.7)
Used vehicle wholesale sales	151	252	(40.1)	(37.4)
Total used	1,603	1,843	(13.0)	(10.0)
Parts and service	5,373	5,042	6.6	10.1
Finance, insurance and other, net	1,872	1,790	4.6	8.5
Total	$12,629	$12,195	3.6	7.1
UNITS SOLD:
Retail new vehicles sold	2,067	1,676	23.3
Retail used vehicles sold	1,071	981	9.2
Wholesale used vehicles sold	357	269	32.7
Total used	1,428	1,250	14.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,494	$34,658	(3.4)	0.1
Used vehicle retail	$22,587	$22,223	1.6	5.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,829	$2,100	(12.9)	(9.8)
Used vehicle retail sales	1,356	1,622	(16.4)	(13.6)
Used vehicle wholesale sales	423	937	(54.9)	(52.9)
Total used	1,123	1,474	(23.8)	(21.3)
Finance, insurance and other, net (per retail unit)	$597	$674	(11.4)	(8.1)
OTHER:
SG&A expenses	$11,773	$11,315	4.0	7.5
SG&A as % revenues	10.6	11.8
SG&A as % gross profit	93.2	92.8
Operating margin %	0.4	0.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,407,514	$1,333,038	5.6	3.5
Used vehicle retail sales	724,164	658,552	10.0	7.7
Used vehicle wholesale sales	92,694	104,046	(10.9)	(14.6)
Total used	816,858	762,598	7.1	4.6
Parts and service	333,488	318,703	4.6	3.3
Finance, insurance and other, net	106,658	96,154	10.9	9.8
Total	$2,664,518	$2,510,493	6.1	4.1
GROSS MARGIN %:
New vehicle retail sales	5.0	5.2
Used vehicle retail sales	5.7	6.8
Used vehicle wholesale sales	1.6	0.1
Total used	5.2	5.9
Parts and service	53.3	54.0
Finance, insurance and other, net	100.0	100.0
Total	14.9	15.2
GROSS PROFIT:
New vehicle retail sales	$70,436	$69,023	2.0	(0.2)
Used vehicle retail sales	41,151	44,905	(8.4)	(9.9)
Used vehicle wholesale sales	1,526	119	1,182.4	1,181.5
Total used	42,677	45,024	(5.2)	(6.7)
Parts and service	177,788	172,113	3.3	1.9
Finance, insurance and other, net	106,658	96,154	10.9	9.8
Total	$397,559	$382,314	4.0	2.5
UNITS SOLD:
Retail new vehicles sold	38,229	38,078	0.4
Retail used vehicles sold	33,793	31,488	7.3
Wholesale used vehicles sold	13,913	14,392	(3.3)
Total used	47,706	45,880	4.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,818	$35,008	5.2	3.1
Used vehicle retail	$21,429	$20,914	2.5	0.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,842	$1,813	1.6	(0.6)
Used vehicle retail sales	1,218	1,426	(14.6)	(16.0)
Used vehicle wholesale sales	110	8	1,275.0	1,225.6
Total used	895	981	(8.8)	(10.3)
Finance, insurance and other, net (per retail unit)	$1,481	$1,382	7.2	6.0
OTHER:
SG&A expenses	$306,200	$288,295	6.2	4.6
Adjusted SG&A expenses (2)	$306,200	$290,128	5.5	3.9
SG&A as % revenues	11.5	11.5
Adjusted SG&A as % revenues (2)	11.5	11.6
SG&A as % gross profit	77.0	75.4
Adjusted SG&A as % gross profit (2)	77.0	75.9
Operating margin %	2.9	3.2
Adjusted operating margin % (2)	2.9	3.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$252,941	$236,273	7.1
Pre-tax adjustments:
Legal settlements (2)	—	1,833
Adjusted SG&A (1)	$252,941	$238,106	6.2
SG&A AS % REVENUES:
Unadjusted	12.1	12.0
Adjusted (1)	12.1	12.1
SG&A AS % GROSS PROFIT:
Unadjusted	75.4	73.7
Adjusted (1)	75.4	74.3
OPERATING MARGIN %
Unadjusted	3.3	3.7
Adjusted (1)	3.3	3.6
PRETAX MARGIN %:
Unadjusted	1.9	2.3
Adjusted (1)	1.9	2.2
SAME STORE SG&A RECONCILIATION:
As reported	$247,611	$236,051	4.9
Pre-tax adjustments:
Legal settlements (2)	—	1,833
Adjusted Same Store SG&A (1)	$247,611	$237,884	4.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	12.1	12.0
Adjusted (1)	12.1	12.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.1	73.7
Adjusted (1)	75.1	74.3
SAME STORE OPERATING MARGIN %
Unadjusted	3.4	3.7
Adjusted (1)	3.4	3.6

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	For the three months ended March 31, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended March 31,
	2018	2017	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported
Pretax Net Income	$46,167	$51,196
Income Tax Provision	(10,353)	(17,257)
Net Income	$35,814	$33,939	5.5
Effective Tax Rate	22.4%	33.7%
Adjustments:
Legal settlements (2)
Pre-tax	—	(1,833)
Tax impact	—	696
Adjusted
Pretax Net Income	$46,167	$49,363
Income Tax Provision	(10,353)	(16,561)
Adjusted net income (1)	$35,814	$32,802	9.2
Effective Tax Rate	22.4%	33.6%
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$35,814	$32,802	9.2
Less: Adjusted earnings allocated to participating securities	1,208	1,206	0.2
Adjusted net income available to diluted common shares (1)	$34,606	$31,596	9.5
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.70	$1.58	7.6
After-tax adjustments:
Legal settlements (2)	—	(0.05)
Adjusted diluted income per share (1)	$1.70	$1.53	11.1

SG&A RECONCILIATION:
As reported	$324,347	$289,779	11.9
Pre-tax adjustments:
Legal settlements (2)	—	1,833
Adjusted SG&A (1)	$324,347	$291,612	11.2

SG&A AS % REVENUES:
Unadjusted	11.3	11.5
Adjusted (1)	11.3	11.6
SG&A AS % GROSS PROFIT:
Unadjusted	77.3	75.6
Adjusted (1)	77.3	76.0
OPERATING MARGIN %
Unadjusted	2.8	3.2
Adjusted (1)	2.8	3.1
PRETAX MARGIN %:
Unadjusted	1.6	2.0
Adjusted (1)	1.6	2.0
SAME STORE SG&A RECONCILIATION:
As reported	$306,200	$288,295	6.2
Pre-tax adjustments:
Legal settlements (2)	—	1,833
Adjusted Same Store SG&A (1)	$306,200	$290,128	5.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.5	11.5
Adjusted (1)	11.5	11.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	77.0	75.4
Adjusted (1)	77.0	75.9
SAME STORE OPERATING MARGIN %
Unadjusted	2.9	3.2
Adjusted (1)	2.9	3.1

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	For the three months ended March 31, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.